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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): June 18, 2001



                             HIGH SPEED ACCESS CORP.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                         000-26153                      61-1324009
---------------                    ------------                  ---------------
(State or other                    (Commission                    (IRS employer
jurisdiction of                    file number)                  identification)
incorporation)                                                       number)


               10901 West Toller Drive, Littleton, Colorado 80127
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 922-2500
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

         On June 18, 2001, High Speed Access Corp. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     C.  Exhibits

         99.1  Press Release dated June 18, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HIGH SPEED ACCESS CORP.
                                        (Registrant)



                                   By:         /s/ George E. Willett
                                      ------------------------------------------
                                      George E. Willett, Chief Financial Officer


Date:  June 18, 2001




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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

    99.1          Press Release dated June 18, 2001